EXHIBIT 10.(m)

                    BROWN SHOE COMPANY, INC.

                   DEFERRED COMPENSATION PLAN

                               FOR

                     NON-EMPLOYEE DIRECTORS
                     ----------------------







                        TABLE OF CONTENTS
                        -----------------


SECTION I STATEMENT OF PURPOSE

SECTION II DEFINITIONS

SECTION III ELIGIBILITY AND PARTICIPATION
 A. ELIGIBILITY
 B. CONDITIONS TO PARTICIPATION
 C. CONTINUED PARTICIPATION

SECTION IV ESTABLISHMENT OF THE CREDITS TO PARTICIPANTS' ACCOUNT
 A. DEFERRED COMPENSATION
 B. DIVIDENDS

SECTION V PAYMENT OF ACCOUNT
 A. OTHER THAN DEATH
   1. ANNUAL INSTALLMENTS
   2. LUMP SUM
   3. CHANGE IN ELECTION
 B. DEATH
 C. PAYMENT FOR FINANCIAL HARDSHIP
 D. PAYMENT ON TERMINATION OF THE PLAN, ETC

SECTION VI ADMINISTRATION

SECTION VII COMMITTEE

SECTION VIII ADJUSTMENT IN NUMBER OF UNITS

SECTION IX AMENDMENT AND TERMINATION
 A. AMENDMENT
 B. TERMINATION
 C. AFFECT ON UNITS

SECTION X NON-ALIENATION OF ACCOUNT

SECTION XI EFFECTIVE DATE

SECTION XII MISCELLANEOUS
 A. NO TRUST OR FIDUCIARY RELATIONSHIP CREATED
 B. ASSUMPTION OF RISK
 C. NO INTEREST IN COMMON STOCK
 D. APPLICABLE LAW
 E. INVALID PLAN PROVISIONS
 F. RULE 16B-3 COMPLIANCE
 G. HEADINGS





                    BROWN SHOE COMPANY, INC.
                   DEFERRED COMPENSATION PLAN
                               FOR
                     NON-EMPLOYEE DIRECTORS
                     ----------------------

                            SECTION I
                            ---------

                      STATEMENT OF PURPOSE
                      --------------------

          The Brown Shoe Company, Inc. Deferred Compensation Plan

for Non-Employee Directors has been established by Brown Shoe

Company, Inc. (the "Company") and was adopted by the Board of

Directors effective October 31, 1999 to provide an incentive which will motivate and reward non-employee directors of the

Company and promote the best interests and long-term performance of the Company.

                           SECTION II
                           ----------

                           DEFINITIONS
                           -----------

          A.   "Annual Retainer" means the annual retainer received by the

Director.

          B.   "Account" means the account in a special ledger, to be

established by the Company, in which the Company shall credit

Units for a Participant.

          C.   "Beneficiary" means the person(s) designated by a

Participant on the Participation Agreement to receive payments due the Participant in the event of the death of the Participant.

In the absence of such designation or in the event the designated person fails to survive the Participant, "Beneficiary" shall mean the estate of the Participant.

          D.   "Board of Directors" means the board of directors of the

Company.

          E.   "Committee" means the Compensation Committee of the Board of

Directors.

          F.   "Common Stock" means shares of the common stock, par value

$3.75 per share, of the Company.

          G.   "Company" means Brown Shoe Company, Inc., a New York

corporation, or any successor thereto.

          H.   "Director" means each member and each honorary member of the

Board of Directors who is not an employee of the Company.

          I.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          J.   "Fair Market Value" as of a given date means the mean

between the high and low selling prices on the New York Stock

Exchange of Common Stock on such given date.  In the absence of actual sales on a given date, "Fair Market Value" means the mean between the high and low selling prices on the New York Stock

Exchange of Common Stock on the last day preceding such given date on which a sale of Common Stock occurred.

          K.   "Meeting Fees" means those fees received by the Director

from the Company for attending annual and special board meetings,

as well as committee meetings.

          L.   "Participant" means each Director who has an Account under the Plan.

          M.   "Participation Agreement" means the agreement supplied by

the Company which evidences a Participant's participation in the

Plan.

          N.   "Payment Date" means the last day of each quarter of each

fiscal year of the Company.

          O.   "Plan" means the Brown Shoe Company, Inc. Deferred

Compensation Plan for Non-Employee Directors.

          P.   "Unit" means the measure of the benefit which may be awarded under the Plan and which shall, to the extent provided in the

Plan, be equivalent to one share of Common Stock.

                           SECTION III
                           -----------

                  ELIGIBILITY AND PARTICIPATION
                  -----------------------------

          A.   Eligibility.  All Directors are eligible to become

Participants.

          B.   Conditions to Participation.  Each Director who

desires to become a Participant shall execute and deliver a

Participation Agreement to the Treasurer of the Company

irrevocably electing to defer until the termination of his

service as a Director the receipt of all or a portion of either his Annual Retainer or Meeting Fees, or both.  The Participation

Agreement shall be filed with the Company prior to the

commencement of the first fiscal quarter of the Company after he becomes a Director and thereafter prior to the commencement of any fiscal year of the Company.

          C.   Continued Participation.  Each Director shall have

the right to alter the amount of his Annual Retainer or Meeting

Fees deferred pursuant to the Plan or terminate his participation in the Plan for fiscal years subsequent to any fiscal year in which written notice of alteration or termination is filed with the Company.  If the Participant chooses to terminate his

participation in the Plan for future fiscal years, those amounts already deferred will remain in his Account established pursuant to Section IV hereof and be distributed at the appropriate time in accordance Section V hereof.

                           SECTION IV
                           ----------

      ESTABLISHMENT OF THE CREDITS TO PARTICIPANTS' ACCOUNT
      -----------------------------------------------------

          A.   Deferred Compensation.  The Company shall

establish an Account for each Participant and shall credit to the

Account for each Participant as of each Payment Date a number of

Units equal to the number of shares of Common Stock (including fractions) which could be purchased on such date with the amount of the Annual Retainer or Meeting Fees which the Participant would have otherwise been entitled to receive since the last

Payment Date but for such Participant's deferral election

pursuant to Section III hereof.  The deemed purchase price shall be the Fair Market Value of Common Stock on the Payment Date as

of which the purchase is deemed to be made.

          B.   Dividends.  Until a Participant has been paid his

entire Account, the Company shall credit to such Participant's

Account as of the Payment Date next succeeding the dividend

payment date on Common Stock a number of Units equal to the

number of shares of Common Stock (including fractions) which could be purchased at the Fair Market Value of Common Stock on such Payment Date, with the dividends which the Participant would have received if he had been the owner of a number of shares of

Common Stock equal to the number of Units (excluding fractions)

in his Account on such dividend payment date.

                            SECTION V
                            ---------

                       PAYMENT OF ACCOUNT
                       ------------------

          A.   Other Than Death.  Upon a Participant's

termination of service as a Director for a reason other than death, the Company shall pay to the Participant the amount of

Units credited to his Account either in a lump sum or in equal installments over a period of either five or ten years, as

elected by the Director in his Participation Agreement.

               1.   Annual Installments.  If the Participant

elects annual installments, he shall designate whether such

payments shall be made over either a five or ten year period.

Depending on the election, the Company shall pay to the

Participant the amount credited to his Account in five or ten annual installments as follows: a payment in cash shall be made as soon as practicable after each annual Payment Date commencing with the Payment Date coincident with or next succeeding his termination of service.  The amount paid shall equal the sum of:

(i) either one-fifth or one-tenth (depending on the Participant's election) of the number of Units credited to the Participant's

Account pursuant to Section IV hereof as of the Payment Date coincident with or next succeeding his termination of service multiplied by the Fair Market Value of the Company's Common Stock

on the Payment Date as of which such installment is paid, plus

(ii) an amount equal to the Fair Market Value of any Units

credited to his Account pursuant to Section IV B since the

immediately preceding installment payment.

               2.   Lump Sum.  If the Participant elects a lump

sum, the Company shall pay to the Participant the amount credited to his Account in a single lump sum cash payment upon his

termination of service as a Director.  Payment of the lump sum shall be made as of the Payment Date coincident with or next succeeding the Participant's termination of service and shall be equal to the number of Units credited to his Account pursuant to

Section IV hereof as of such Payment Date multiplied by the Fair

Market Value of Common Stock on such Payment Date.

               3.   Change in Election.  The Participant shall be

entitled to change the manner of distribution originally elected provided that such change: (i) is made by written notice to the

Company and such notice is received by the Company at least one year in advance of any deferred amounts becoming distributable pursuant to the terms of the Plan; and (ii) the Committee

approves the Participant's new distribution method.

          B.   Death.  Upon a Participant's termination of

service by reason of death or upon the death of a Participant prior to payment to him of the balance of his Account,

installments or remaining installments, as the case may be, his account shall be paid to the Participant's Beneficiary in a lump sum as soon as practicable following his death and shall be equal to the number of Units credited to his Account pursuant to

Section IV hereof as of the Payment Date immediately preceding distribution multiplied by the Fair Market Value of Common Stock on such Payment Date.

          C.   Payment for Financial Hardship.  Notwithstanding

any other provisions of this Plan to the contrary, the Board of

Directors or the Committee may authorize payment of a

Participant's Account to such Participant at any time prior to the time such Account would otherwise be payable, in such manner as shall be determined by the Board of Directors, if the Board of

Directors determines that the Participant has proved a

demonstrated financial hardship.

          D.   Payment on Termination of the Plan, Etc.  Upon the

termination of the Plan, upon dissolution or liquidation of the

Company, or upon any merger or consolidation in which the Company is not to be the surviving corporation, each Participant and

Beneficiary receiving payments hereunder shall receive in a lump sum an amount equal to the number of Units or balance thereof credited to the Participant's Account multiplied by the Fair

Market Value of Common Stock on the Payment Date coincident with or next preceding such termination, such dissolution or

liquidation, or such merger or consolidation, immediately prior to or simultaneously with such termination, such dissolution or liquidation, or such merger or consolidation.

                           SECTION VI
                           ----------

                         ADMINISTRATION
                         --------------

          The Plan shall be administered by the Committee.

Subject to the express provisions of the Plan, the Committee shall have full power and authority to administer, construe and interpret the Plan.  The decisions of the Committee concerning the administration, construction, and interpretation of the Plan shall be final.  No member of the Committee shall be personally liable for his acts or omissions in respect of the Plan, unless attributable to such member's fraud or willful misconduct.

                           SECTION VII
                           -----------

                            COMMITTEE
                            ---------

          All determinations of the Committee shall be made by a

majority of its members.  Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a

meeting duly called and held.  Notwithstanding any other

provision of this Plan to the contrary, in the event the

Committee is making a determination with respect to a Committee member's benefits provided pursuant to this Plan, the interested

Committee member shall abstain from the decision-making process with respect to such determination.

                          SECTION VIII
                          ------------

                  ADJUSTMENT IN NUMBER OF UNITS
                  -----------------------------

          Notwithstanding any other provision in the Plan, if

there is any change in the Common Stock by reason of exchanges of shares, split-ups, recapitalizations, mergers, consolidations,

reorganizations, or combination (or stock dividends to the extent that the credits have not otherwise been made pursuant to Section

IV B), the Units shall be appropriately adjusted by the Committee or the Board of Directors.

                           SECTION IX
                           ----------

                    AMENDMENT AND TERMINATION
                    -------------------------

          A.   Amendment.  The Board of Directors may at any time

and from time to time amend the Plan in such respects as it may deem advisable.

          B.   Termination.  The Board of Directors may at any

time terminate the Plan.

          C.   Affect on Units.  Except as provided in Section

VIII hereof, no amendment or termination of the Plan shall,

without the consent of a Participant or Beneficiary, affect the number of Units credited to his Account.

                            SECTION X
                            ---------

                    NON-ALIENATION OF ACCOUNT
                    -------------------------

          No right or payment under this Plan shall be subject to

anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign,

pledge, encumber or charge the same shall be void.  No right or payment hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.  If any Participant or Beneficiary hereunder should become bankrupt or attempt to anticipate, alienate, sell,

assign, pledge, encumber or charge any right or payment

hereunder, then such right or payment shall, in the discretion of the Board of Directors or the Committee, cease, and in such

event, the Company may hold or apply the same or any part thereof for the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents, or any of them, in such manner and in such proportion as the Board of Directors or the

Committee shall determine.  The determination of the Board of

Directors or the Committee shall be final.

                           SECTION XI
                           ----------

                         EFFECTIVE DATE
                         --------------

          The Plan shall be effective as of October 31, 1999.

                           SECTION XII
                           -----------

                          MISCELLANEOUS
                          -------------

           A.    No  Trust  or  Fiduciary  Relationship  Created.

Nothing  contained  in  the  Plan and no  action  taken  pursuant thereto  shall create or be construed to create a  trust  of  any kind  or  a  fiduciary relationship between the Company  and  any

Participant,  his Beneficiary or any other person.  All  payments hereunder shall be made from the general assets of the Company.

           B.    Assumption of Risk.  Each Participant, on behalf

of  himself,  and  his  Beneficiary, shall assume  all  risks  in connection with the value of any Unit credited to his Account.

          C.   No Interest in Common Stock.  Nothing contained in

the  Plan shall be construed as conferring upon a Participant  or any  other  person any right, title or interest in any shares  of

Common Stock, including without limitation, voting rights, rights to any Common Stock or any other equity interest in the Company.

          D.   Applicable Law.  The validity, construction, and

effect of the Plan and any rules and regulations relating to the

Plan shall be determined in accordance with the laws of the State of New York, without giving effect to the choice of law

principles thereof.

          E.   Invalid Plan Provisions.  If any provisions of the

Plan  is  or  becomes  or is deemed to be  invalid,  illegal,  or unenforceable  in any jurisdiction or as to any  Participant,  or would disqualify the Plan under any law deemed applicable by  the

Committee, such provision shall be construed or deemed amended to conform  to the applicable laws, or if it cannot be construed  or deemed  amended  without, in the determination of the  Committee,

materially altering the intent of the Plan, such provision  shall be  stricken  as  to  such jurisdiction or  Participant  and  the remainder of the Plan shall remain in full force and effect.

           F.    Rule 16b-3 Compliance.  Transactions under  this

Plan  are  intended  to  comply with  all  applicable  terms  and conditions  of  Rule 16b-3 as promulgated by the  Securities  and

Exchange Commission under the Exchange Act, or any successor rule

or  regulation thereto as in effect from time to  time.   To  the

extent  that any provision of the Plan or action by the Committee or Board of Directors fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable  by the Committee or Board of Directors.

           G.   Headings.  Headings are given to the Sections and

subsections  of  the Plan solely as a convenience  to  facilitate reference.  Such headings shall not be deemed in any way material or  relevant to the construction or interpretation of the Plan or any provision thereof.



                              BROWN SHOE COMPANY, INC.

                              By:   /s/ Andrew M. Rosen
                                  -------------------------------

                              Title:  Sr. Vice President
                                  -------------------------------

                              Date: October 8, 1999
                                  -------------------------------